                                                              EXHIBIT 24

                                EDISON INTERNATIONAL
                                 POWER OF ATTORNEY

      The undersigned, EDISON INTERNATIONAL, a California corporation, and certain of its officers and/or directors, do each hereby constitute and appoint W. JAMES SCILACCI, BARBARA E. MATHEWS, POLLY L. GAULT,
LINDA G. SULLIVAN, GEORGE T. TABATA, PAIGE W. R. WHITE, MICHAEL A. HENRY,
DARLA F. FORTE, and BONITA J. SMITH, or any of them, to act severally as attorney-in-fact, for the purpose of executing and filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a registration statement or registration statements and all amendments and/or supplements thereto for the purposes of registering and/or continuing the registration of up to 13,000,000 additional shares of Common Stock of Edison
International to be offered and sold through the Edison International 2007
Performance Incentive Plan, granting unto said attorneys-in-fact, and each of them, full power and authority to do every act and thing whatsoever necessary for such  purposes as fully as the undersigned or any of them could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.
      Executed at Rosemead, California, as of this 30th day of June, 2009.

                                          EDISON INTERNATIONAL

                                          By:   /s/ THEODORE F. CRAVER, JR.
                                                -----------------------
                                                THEODORE F. CRAVER, JR.
                                                Chairman of the Board,
                                                President
                                                and Chief Executive Officer

                                Edison International
                                 Power Of Attorney
                      Authorization of Additional Plan Shares
                                   June 30, 2009

      Attest:

      /s/ BARBARA E. MATHEWS
      ----------------------
      BARBARA E. MATHEWS
      Vice President, Associate General Counsel,
      Chief Governance Officer and Corporate Secretary

      Principal Executive Officer and Director:

      /s/ THEODORE F. CRAVER                    Chairman of the Board,
      ----------------------                    President, Chief Executive
      THEODORE F. CRAVER                        Officer and Director

      Principal Financial Officer:

      /s/ W. JAMES SCILACCI                     Executive Vice President,
      ---------------------                     Chief Financial Officer and
      W. JAMES SCILACCI                         Treasurer

                                Edison International
                                 Power Of Attorney
                      Authorization of Additional Plan Shares
                                   June 30, 2009

      Controller and Principal Accounting Officer

      /s/ LINDA G. SULLIVAN              Vice President and Controller
      --------------------
      LINDA G. SULLIVAN

      Additional Directors:

      /s/ VANESSA C.L. CHANG             /s/ RONALD L. OLSON
      ----------------------Director     ------------------------Director
      VANESSA C.L. CHANG                 RONALD L. OLSON

      /s/ FRANCE A. CORDOVA              /s/ JAMES M. ROSSER
      ----------------------Director     ------------------------Director
      FRANCE A. CORDOVA                  JAMES M. ROSSER

      /s/ CHARLES B. CURTIS              /s/ RICHARD T. SCHLOSBERG, III
      ----------------------Director     ------------------------Director
      CHARLES B. CURTIS                  RICHARD T. SCHLOSBERG, III

      /s/ BRADFORD M. FREEMAN            /s/ THOMAS C. SUTTON
      ----------------------Director     ------------------------Director
      BRADFORD M. FREEMAN                THOMAS C. SUTTON

      /s/ LUIS G. NOGALES                /s/ BRETT WHITE
      ----------------------Director     ------------------------Director
      LUIS G. NOGALES                    BRETT WHITE